Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2017
As Revised December 4, 2017
Summary Prospectus

The Boston Company Asset Management, LLC (TBCAM) is now BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA). As a result, all references to TBCAM are replaced with BNY Mellon AMNA.

SMC-SUM-18-01 1.9878687.104	March 9, 2018